SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  October 7, 1996

                         BALCOR REALTY INVESTORS - 83
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                           Exact Name of Registrant


Illinois                                0-11805
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3189175
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Walnut Ridge Apartments, Phases I and II

In 1982, the Partnership acquired Phases I and II of Walnut Ridge Apartments, Corpus Christi, Texas (together, the "Property"), utilizing $11,145,725 of offering proceeds. The property was acquired subject to first mortgage financing of $8,315,000 and $7,390,000 on Phases I and II, respectively. In order to complete refinancings of new mortgage loans collateralized by the Property in each of 1987, 1989, 1991 and 1993, the Partnership utilized a total of $3,400,000 of additional Partnership funds towards these refinancings. The Property's financing currently consists of a first mortgage loan from an unaffiliated party and an unsecured loan from an affiliate of the General Partner.

On October 7, 1996, the Partnership contracted to sell the Property for a sale price of $19,475,000 to an unaffiliated party, BH Equities, Inc. The purchaser is obligated to deposit $194,750 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for December 20, 1996. The purchaser will receive a credit against the sale price of $300,000 for deferred maintenance. From the proceeds of the sale, the Partnership will pay the outstanding balances of the first mortgage loan and the unsecured loan, which are expected to be approximately $10,760,000 and $734,000 at closing, respectively, a prepayment penalty of approximately $431,000 and $243,438 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the Property will receive a fee of up to $146,063 for services rendered in connection with the sale of the Property. The Partnership will receive the remaining proceeds of approximately $6,860,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the Property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

In June 1996, an affiliate of the purchaser contracted to purchase the Property, which contract was terminated in August 1996.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the Property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Walnut Ridge Apartments, Phases I and II, Corpus Christi, Texas.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS-83

                         By: Balcor Partners-XIII, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary
Dated:  October 22, 1996
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